Exhibit 10.2

Execution Version

SOLO STOVE HOLDINGS, LLC

REGISTRATION AGREEMENT

THIS REGISTRATION AGREEMENT (this “Agreement”) is made and entered into as of October 9, 2020, by and among Solo Stove Holdings, LLC, a Delaware limited liability company (“Holdings”), the Persons listed on the Schedule of Summit Investors attached hereto (collectively referred to herein as the “Summit Investors” and individually as an “Summit Investor”) and the Persons listed on the Schedule of Other Investors attached hereto (collectively referred to herein as the “Other Investors” and individually as an “Other Investor”). Holdings, the Summit Investors and the Other Investors are sometimes collectively referred to herein as the “Parties” and individually as a “Party.” Capitalized terms used and not otherwise defined herein shall have the meanings set forth in Section 11 or, if not defined therein, the meanings set forth in the Holdings LLC Agreement.

WHEREAS, the Summit Investors and the Other Investors are acquiring Common Units and, in connection therewith, Holdings has agreed to provide the registration rights set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Section 1. Demand Registrations.

1A. Requests for Registration. Subject to the terms and conditions of this Agreement, at any time and from time to time, the holders of a majority of the Summit Investor Registrable Securities then outstanding may (i) request registration under the Securities Act of all or any portion of their Summit Investor Registrable Securities on Form S-1 (including a Shelf Registration) or any similar long-form registration (“Long-Form Registrations”) in accordance with Section 1B or (ii) if available, request registration under the Securities Act of all or any portion of their Summit Investor Registrable Securities on Form S-3 (including a Shelf Registration) or any similar short-form registration (“Short-Form Registrations”) in accordance with Section 1C. All registrations requested pursuant to this Section 1A by the holders of Registrable Securities are referred to herein as “Demand Registrations.” Each request for a Demand Registration shall specify the approximate number of Summit Investor Registrable Securities requested to be registered and the intended method of distribution. Within ten (10) days after receipt of any such request, Holdings shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to the terms of Section 1D, shall include in such registration (and in all related registrations and qualifications under state blue sky Laws and in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which Holdings has received written requests for inclusion therein within (i) twenty (20) days after the receipt of Holdings’ notice with respect to Long-Form Registrations and (ii) ten (10) days after the receipt of Holdings’ notice with respect to Short-Form Registrations; provided that, with the consent of the holders of a majority of the Summit Investor Registrable Securities, Holdings may instead provide notice of the Demand Registration to all other holders within three (3) business days following the non-confidential filing of the registration statement with respect to the Demand Registration so long as such registration statement is not an Automatic Shelf Registration Statement.

1B. Long-Form Registrations. The holders of a majority of the Summit Investor Registrable Securities then outstanding shall be entitled to three (3) Long-Form Registrations; provided that the aggregate offering value of the Summit Investor Registrable Securities requested to be registered in any Long-Form Registration must be at least $10,000,000 (or any such lesser amount if all of the Summit Investor Registrable Securities are requested to be registered). Holdings shall pay all Registration Expenses with respect to Long-Form Registrations. A registration shall not count against the total number of Long-Form Registrations provided for in this Section 1B until it has become effective and unless the holders of Summit Investor Registrable Securities are able to register and sell at least ninety percent (90%) of the Summit Investor Registrable Securities requested to be included in such registration; provided that in any event Holdings shall pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration whether or not it has become effective and whether or not such registration counts against the total number of Long-Form Registrations provided for in this Section 1B; provided further that no Demand Registration shall be deemed to be a Long-Form Registration whenever Holdings is permitted to use any applicable short form unless the holders of Summit Investor Registrable Securities specifically request a Long-Form Registration. If the holders of a majority of the Summit Investor Registrable Securities initially requesting a Long- Form Registration request that such Long-Form Registration be filed pursuant to Rule 415 (a “Shelf Registration”), and if Holdings is qualified to do so, then Holdings shall use its reasonable best efforts to cause the Shelf Registration to be declared effective under the Securities Act as soon as reasonably practicable after the filing thereof; provided that, if Holdings is a WKSI at the time of such request, the holders of a majority of the Summit Investor Registrable Securities requesting a Shelf Registration may request that such Shelf Registration be an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “Automatic Shelf Registration Statement”). All Long-Form Registrations shall be underwritten registrations unless otherwise approved by the holders of a majority of the Summit Investor Registrable Securities initially requesting registration.

1C. Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to Section 1B, the holders of a majority of the Summit Investor Registrable Securities then outstanding shall be entitled to an unlimited number of Short-Form Registrations in which Holdings shall pay all Registration Expenses, whether or not any such registration has become effective; provided that the aggregate offering value of the Summit Investor Registrable Securities requested to be registered in any Short-Form Registration must be at least $1,000,000 (or any such lesser amount if all of the Summit Investor Registrable Securities are requested to be registered). Demand Registrations shall be Short-Form Registrations whenever Holdings is permitted to use any applicable short form (unless Holdings is required to file a Long-Form Registration pursuant to Section 1B) and if the managing underwriters (if any) agree to use a Short-Form Registration. After Holdings has become subject to the reporting requirements of the Exchange Act, Holdings shall use its reasonable best efforts to make Short -Form Registrations available for the sale of Registrable Securities. If the holders of a majority of the Summit Investor Registrable Securities initially requesting a Short-Form Registration request that such Short-Form Registration be filed pursuant to Rule 415, and if Holdings is qualified to do so, then Holdings shall use its reasonable best efforts to cause the Shelf Registration to be declared effective under the Securities Act as soon as reasonably practicable after the filing thereof; provided that, if Holdings is a WKSI at the time of such request, the holders of a majority of the Summit Investor Registrable Securities requesting a Shelf Registration may request that such Shelf Registration be an Automatic Shelf Registration Statement. If for any reason Holdings is not a WKSI or becomes ineligible to utilize Form S-3, then Holdings shall prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) one or more registration statements on such form that is available for the sale of Registrable Securities. All Short-Form Registrations shall be underwritten registrations unless otherwise approved by the holders of a majority of the Summit Investor Registrable Securities initially requesting registration.

1D. Shelf Registrations.

(i) For so long as a registration statement for a Shelf Registration (a “Shelf Registration Statement”) is and remains effective, the holders of a majority of the Summit Investor Registrable Securities will have the right at any time or from time to time to elect to sell pursuant to an offering (including an underwritten offering) Summit Investor Registrable Securities available for sale pursuant to such registration statement (“Shelf Registrable Securities”). The holders of a majority of the Summit Investor Registrable Securities may make such election by delivering to Holdings a written notice (a “Shelf Offering Notice”) specifying the number of Shelf Registrable Securities that the holders desire to sell pursuant to such offering (the “Shelf Offering”). As promptly as practicable, but in no event later than two (2) business days after receipt of a Shelf Offering Notice, Holdings will give written notice of such Shelf Offering Notice to all other holders of Registrable Securities, who will be identified as selling stockholders in such Shelf Registration Statement. Holdings, subject to Section 1E and Section 8, will include in such Shelf Offering all Shelf Registrable Securities and Other Registrable Securities available for sale pursuant to such registration statement with respect to which Holdings has received written requests for inclusion (which request will specify the maximum number of Shelf Registrable Securities and such Other Registrable Securities intended to be disposed of by such holder) within seven (7) days after the receipt of the Shelf Offering Notice. Holdings will, as expeditiously as possible (and in any event within twenty (20) days after the receipt of a Shelf Offering Notice), but subject to Section 1E, use its reasonable best efforts to facilitate such Shelf Offering.

(ii) If the holders of a majority of the Summit Investor Registrable Securities wish to engage in an underwritten block trade off of a Shelf Registration Statement (either through filing an Automatic Shelf Registration Statement or through a take-down from an already existing Shelf Registration Statement), then notwithstanding the time periods set forth in Section 1D(i), such holders of a majority of the Summit Investor Registrable Securities will notify Holdings of the block trade Shelf Offering not less than two (2) business days prior to the day such offering is to commence. Holdings will promptly provide written notice to the other holders of Registrable Securities of such block trade Shelf Offering and such other holders may elect whether or not to participate no later than the next business day (i.e. one (1) business day prior to the day such offering is to commence) (unless a longer period is agreed to by the holders of a majority of the Summit Investor Registrable Securities), and Holdings will as expeditiously as possible use its best efforts to facilitate such offering (which may close as early as two (2) business days after the date it commences).

(iii) Holdings will, at the request of the holders of a majority of the Summit Investor Registrable Securities, file any prospectus supplement or any post-effective amendments and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by the holders of a majority of the Summit Investor Registrable Securities to effect such Shelf Offering.

1E. Priority on Demand Registrations and Shelf Offering. Holdings shall not include in any Demand Registration that is an underwritten offering any securities that are held by an employee of Holdings or any of its Subsidiaries or any Person controlled by any such employee without the prior written consent of the managing underwriters and shall not include in any Demand Registration any securities that are not Registrable Securities without the prior written consent of the holders of a majority of the Summit Investor Registrable Securities included in such registration. If a Demand Registration or a Shelf Offering is an underwritten offering and the managing underwriters advise Holdings in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, that can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Summit Investor Registrable Securities initially requesting such Demand Registration, then Holdings shall include in such registration only that number of securities that in the opinion of such underwriters can be sold in such offering without adversely affecting the marketability of the offering within such price range, with priority for inclusion to be determined as follows: (i) first, the number of Registrable Securities requested to be included in such registration, that in the opinion of such underwriters can be sold in an orderly manner without such adverse effect, pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder, and (ii) second, any other securities requested to be included in such registration, the inclusion of which the holders of a majority of the Summit Investor Registrable Securities to be included in such registration have consented to in writing, that in the opinion of such underwriters can be sold in an orderly manner without such adverse effect, pro rata among the respective holders thereof on the basis of the number of such securities owned by each such holder.

1F. Restrictions on Demand Registrations and Shelf Offerings. Holdings shall not be obligated to effect any Demand Registration within one hundred eighty (180) days after the effective date of Holdings’ Initial Public Offering or within ninety (90) days after the effective date of a previous Long-Form Registration. Holdings may postpone for up to ninety (90) days the filing or the effectiveness of a registration statement for a Demand Registration or suspend the use of a prospectus that is part of a Shelf Registration Statement (and therefore suspend sales of the Shelf Registrable Securities and Other Registrable Securities available for sale pursuant to such registration statement) if Holdings’ board of managers (or any successor governing body) reasonably determines in its reasonable good faith judgment that the offer or sale of Registrable Securities would reasonably be expected to have a material adverse effect on any proposal or plan by Holdings or any of its Subsidiaries to engage in any material financing, sale, acquisition of assets (other than in the ordinary course of business) or securities, or any material recapitalization, merger, consolidation, tender offer, reorganization or similar material transaction; provided that in such event, the holders of Summit Investor Registrable Securities initially requesting such Demand Registration or Shelf Offering shall be entitled to withdraw such request; provided further that, if a request for a Long-Form Registration is so withdrawn, such Demand Registration shall not count against the total number of Long-Form Registrations provided for in Section 1B, and Holdings shall pay all Registration Expenses in connection with such registration. Holdings may delay a Demand Registration or Shelf Offering hereunder only once in any consecutive twelve (12) month period.

1G. Selection of Underwriters. Holdings shall have the right to select the investment banker(s) and manager(s) to administer Holdings’ Initial Public Offering, subject to the approval of the holders of a majority of the Summit Investor Registrable Securities, which approval shall not be unreasonably withheld, conditioned or delayed. If any Demand Registration (other than Holdings’ Initial Public Offering) is an underwritten offering, then the holders of a majority of the Summit Investor Registrable Securities initially requesting such Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer such offering, subject to Holdings’ approval, which approval shall not be unreasonably withheld, conditioned or delayed.

1H. Other Registration Rights. Holdings represents and warrants that neither it nor any of its Subsidiaries is a party to, or otherwise bound by, any other agreement granting registration rights to any other Person with respect to any securities of Holdings or any of its Subsidiaries. Except as provided to the holders of Registrable Securities in this Agreement, Holdings shall not grant to any Persons the right to request Holdings to register any equity securities of Holdings, or any securities, options or rights convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Summit Investor Registrable Securities then outstanding; provided that Holdings may grant rights to participate in any Piggyback Registrations so long as such rights are subordinate in priority to the rights of the holders of Registrable Securities with respect to Piggyback Registrations, as provided in Section 2C and Section 2D, and not otherwise inconsistent with the terms and conditions hereof.

1I. Revocation of Demand Notice or Shelf Offering Notice. At any time prior to the effective date of the registration statement relating to a Demand Registration or the “pricing” of any offering relating to a Shelf Offering Notice, the holders of a majority of the Summit Investor Registrable Securities may revoke such notice of a Demand Registration or Shelf Offering Notice on behalf of all holders participating in such Demand Registration or Shelf Offering without liability to such holders and without counting against any limited number of Demand Registrations, in each case by providing written notice to Holdings.

1J. Confidentiality. Each holder agrees to treat as confidential the receipt of any notice hereunder (including notice of a Demand Registration and a Shelf Offering Notice) and the information contained therein, and not to disclose or use the information contained in any such notice (or the existence thereof) without the prior written consent of Holdings until such time as the information contained therein is or becomes available to the public generally (other than as a result of disclosure by such holder in breach of the terms of this Agreement).

Section 2. Piggyback Registrations.

2A. Right to Piggyback. Whenever Holdings proposes to register any of its securities (including any registration of Holdings’ securities proposed by any third-party) for sale for cash under the Securities Act (other than pursuant to a Demand Registration or a registration on Form S-8 or any successor form) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), Holdings shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and, subject to Section 2C and Section 2D, shall include in such registration (and in all related registrations or qualifications under blue sky Laws and in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which Holdings has received written requests for inclusion therein within twenty (20) days after the receipt of Holdings’ notice; provided that Holdings shall not include in any Piggyback Registration that is an underwritten offering any securities that are held by an employee of Holdings or any of its Subsidiaries or any Person controlled by any such employee without the prior written consent of the managing underwriters.

2B. Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by Holdings in all Piggyback Registrations, whether or not any such registration has become effective.

2C. Priority on Primary Piggyback Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of Holdings and the managing underwriters advise Holdings in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities that can be sold in such offering without adversely affecting the marketability of such offering, then Holdings shall include in such registration only that number of securities that in the opinion of such underwriters can be sold in such offering without adversely affecting the marketability of the offering within such price range, with priority for inclusion to be determined as follows: (i) first, the securities Holdings proposes to sell, (ii) second, the number of Registrable Securities requested to be included in such registration, that in the opinion of such underwriters can be sold in an orderly manner without such adverse effect, pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder, and (iii) third, any other securities requested to be included in such registration, the inclusion of which the holders of a majority of the Summit Investor Registrable Securities to be included in such registration have consented to in writing, that in the opinion of such underwriters can be sold in an orderly manner without such adverse effect, pro rata among the respective holders thereof on the basis of the number of such securities owned by each such holder.

2D. Priority on Secondary Piggyback Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of Holdings’ securities (other than holders of Registrable Securities) and the managing underwriters advise Holdings in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities that can be sold within a price range acceptable to the holders of Holdings’ securities initially requesting such registration, then Holdings shall include in such registration only that number of securities that in the opinion of such underwriters can be sold in such offering without adversely affecting the marketability of the offering within such price range, with priority for inclusion to be determined as follows: (i) first, the number of Registrable Securities requested to be included in such registration, that in the opinion of such underwriters can be sold in an orderly manner without such adverse effect, pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder, and (ii) second, any other securities requested to be included in such registration, the inclusion of which the holders of a majority of the Summit Investor Registrable Securities to be included in such registration have consented to in writing, that in the opinion of such underwriters can be sold in an orderly manner without such adverse effect, pro rata among the respective holders thereof on the basis of the number of such securities owned by each such holder.

2E. Selection of Underwriters. If any Piggyback Registration is an underwritten offering, then the selection of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the Summit Investor Registrable Securities requested to be included in such Piggyback Registration, such approval not to be unreasonably withheld, conditioned or delayed.

Section 3. Holdback Agreements.

3A. No holder of Registrable Securities shall (i) offer, sell, contract to sell, pledge or otherwise dispose of (including sales pursuant to Rule 144), directly or indirectly, any equity securities of Holdings or any of its Subsidiaries, or any securities convertible into or exchangeable or exercisable for such securities (including equity securities of Holdings or any of its Subsidiaries that may be deemed to be owned beneficially by such holder in accordance with the rules and regulations of the SEC but excluding any such securities purchased by such holder in the applicable Public Offering or in the open market following Holdings’ Initial Public Offering) (collectively, “Securities”), (ii) enter into a transaction that would have the same effect as described in clause (i) above, (iii) enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences or ownership of any Securities, whether such transaction is to be settled by delivery of such Securities, in cash or otherwise (each of clauses (i), (ii) and (iii) above, a “Securities Transaction”), or (iv) publicly disclose the intention to enter into any Securities Transaction, in any such case during the period beginning seven (7) days prior to the effective date of Holdings’ Initial Public Offering (or, if agreed to by the holders of a majority of the Summit Investor Registrable Securities, beginning with the initial filing of the registration statement under the Securities Act with respect to Holdings’ intended Initial Public Offering) and ending one hundred eighty (180) days after the effective date of Holdings’ Initial Public Offering (the “IPO Holdback Period”), except as part of such Initial Public Offering, unless the underwriters managing the Initial Public Offering otherwise agree in writing. In connection with the first underwritten Demand Registrations following Holdings’ Initial Public Offering, if (and only if) all of the holders of Summit Investor Registrable Securities execute a lock-up agreement providing for comparable restrictions (it being understood the holders of Summit Investor Registrable Securities shall have no obligation to do so), then no holder of Registrable Securities shall effect any Securities Transaction during the period beginning with the filing of a registration statement under the Securities Act with respect to such intended underwritten public offering and ending ninety (90) days after the effective date of such underwritten registration (the “Follow-On Holdback Period”), except as part of such underwritten registration, unless the underwriters managing such registered public offering otherwise agree in writing. If requested by the managing underwriters, then each applicable holder of Registrable Securities agrees to execute customary lock-up agreements consistent with the applicable foregoing obligations with the managing underwriters of an underwritten offering. In connection with any such lock-up, if any holder of Summit Investor Registrable Securities is released by the underwriters prior to the end of the applicable hold-back period, then each holder of Registrable Securities that is an Institutional Investor shall be released pro rata in the same proportion as the holders of Summit Investor Registrable Securities are released. Notwithstanding the foregoing, this Section 3A shall not be applicable to or otherwise be binding on the holders of Registrable Securities that are Institutional Investors unless Holdings complies with its obligations under Section 3B in connection with any such offering. Holdings may impose stop-transfer instructions with respect to its equity securities subject to the foregoing restriction during any IPO Holdback Period or the Follow-On Holdback Period to the extent consistent with the foregoing. For purposes of this Agreement, “Institutional Investor” shall mean the Summit Investors, the Bertram Investors, Jan Brothers Holdings, Inc., other holders of at least [5]% of the Registrable Securities as of the date hereof.

3B. Holdings (i) shall not file any registration statement for any public sale or distribution of its Securities, or cause any such registration statement to become effective, or effect any Securities Transaction, during the IPO Holdback Period or the Follow-On Holdback Period (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), and (ii) shall exercise reasonable best efforts to cause each of its officers and directors and holders (other than the holders of Registrable Securities) of at least 1% (on a fully-diluted basis) of its common units or common stock, or any securities convertible into or exchangeable or exercisable for or having residual economic rights comparable to its common units or common stock (other than holders that purchased units or shares solely in a registered public offering or in the public markets), to agree not to effect any Securities Transaction during such periods (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree in writing.

3C. If Holdings has previously filed a registration statement with respect to Registrable Securities pursuant to Section 1 or Section 2, and if such previous registration has not been withdrawn or abandoned, then Holdings shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least ninety (90) days has elapsed from the effective date of such previous registration.

Section 4. Registration Procedures.

4A. Company Obligations. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement or have initiated a Shelf Offering, Holdings shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities hereunder in accordance with the intended method of disposition thereof, and pursuant thereto Holdings shall as expeditiously as reasonably possible:

(i) in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder, prepare and file with the SEC a registration statement, and all amendments and supplements thereto and related prospectuses as may be necessary to comply with applicable securities Laws, with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective (provided that, before filing a registration statement or prospectus or any amendments or supplements thereto, Holdings shall furnish to counsel selected by the holders of a majority of the Summit Investor Registrable Securities covered by such registration statement and to counsel selected by the holders of a majority of the Other Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and reasonable comment of each such counsel);

(ii) notify each holder of Registrable Securities of (a) the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose, (b) the receipt by Holdings or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (c) the effectiveness of each registration statement filed hereunder;

(iii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period ending when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the sellers thereof as set forth in such registration statement or, in the case of a Shelf Registration, if earlier, the date as of which all of the Registrable Securities included in such registration are able to be sold within a ninety (90) day period in compliance with Rule 144 (but in any event not before the expiration of any longer period required under the Securities Act or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by Law to be delivered in connection with sales of securities thereunder by any underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(iv) furnish to each seller of Registrable Securities thereunder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), each Free-Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(v) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky Laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that Holdings shall not be required to (a) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4E, (b) subject itself to taxation in any such jurisdiction, or (c) consent to general service of process in any such jurisdiction);

(vi) promptly notify in writing each seller of such Registrable Securities (a) after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky Law or any exemption thereunder has been obtained, (b) after receipt thereof, of any request by the SEC for the amendment or supplementing of such registration statement or prospectus or for additional information, and (c) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, Holdings promptly shall prepare, file with the SEC and furnish to each such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(vii) prepare and file promptly with the SEC, and notify such holders of Registrable Securities prior to the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, if any such holders of Registrable Securities or any underwriter for any such holders is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations promulgated thereunder, Holdings shall prepare promptly upon request of any such holder or underwriter such amendments or supplements to such registration statement and prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and such rules and regulations;

(viii) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by Holdings are then listed;

(ix) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(x) enter into and perform such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Summit Investor Registrable Securities included in such registration, the holders of a majority of the Other Registrable Securities included in such registration or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting an equity split, combination of securities, recapitalization or reorganization and preparing for and participating in such number of “road shows,” investor presentations and marketing events as the underwriters managing such offering may reasonably request);

(xi) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate and business documents and properties of Holdings and cause Holdings’ officers, managers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(xii) take all reasonable actions to ensure that any Free-Writing Prospectus prepared by or on behalf of Holdings in connection with any Demand Registration or Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(xiii) otherwise use its reasonable best efforts to comply with all applicable securities Laws (including rules and regulations of the SEC) and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of Holdings’ first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158;

(xiv) permit any holder of Registrable Securities which holder, in its sole and exclusive good faith judgment, could reasonably be expected to be deemed to be an underwriter or a controlling Person (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) of Holdings, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to Holdings in writing, that in the reasonable judgment of such holder and its counsel should be included;

(xv) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or the issuance of any order suspending or preventing the use of any related prospectus or suspending the qualification of any equity securities included in such registration statement for sale in any jurisdiction, Holdings shall use its reasonable best efforts to promptly obtain the withdrawal of such order;

(xvi) cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(xvii) cooperate with each holder of Registrable Securities covered by the registration statement and the managing underwriters or agents, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends), if any, representing securities to be sold under the registration statement and enable such securities to be in such denominations and registered in such names as the managing underwriters, or agents, if any, or such holder may request;

(xviii) cooperate with each holder of Registrable Securities covered by the registration statement and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(xix) obtain a cold comfort letter from Holdings’ independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Summit Investor Registrable Securities included in such registration reasonably request;

(xx) if requested by the holders of a majority of the Summit Investor Registrable Securities included in such registration or required by the underwriters managing such offering, provide a legal opinion of Holdings’ outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature, which opinion shall be addressed to the underwriters and the holders of Registrable Securities;

(xxi) if Holdings files an Automatic Shelf Registration Statement covering any Registrable Securities, use its best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which such Automatic Shelf Registration Statement is required to remain effective;

(xxii) if Holdings does not pay the filing fee covering the Registrable Securities at the time an Automatic Shelf Registration Statement is filed, pay such fee at such time or times as the Registrable Securities are to be sold; and

(xxiii) if the Automatic Shelf Registration Statement has been outstanding for at least three (3) years, at the end of the third year, refile a new Automatic Shelf Registration Statement covering the Registrable Securities, and, if at any time when Holdings is required to re-evaluate its WKSI status Holdings determines that it is not a WKSI, use its best efforts to refile the Shelf Registration Statement on Form S-3 and, if such form is not available, Form S-1 and keep such registration statement effective during the period during which such registration statement is required to be kept effective.

4B. Officer Obligations. Each officer of Holdings that is a Party agrees that if and for so long as he or she is employed by Holdings or any Subsidiary thereof, he or she will participate fully in the sale process in a manner customary for persons in like positions and consistent with his or her other duties with Holdings, including the preparation of the registration statement and the preparation and presentation of any road shows. Holdings agrees to cause any of its officers that are not Parties to be subject to obligations substantially similar to those contained in this Section 4B.

4C. Automatic Shelf Registration Statements. If Holdings files any Automatic Shelf Registration Statement for the benefit of the holders of any of its securities other than the holders of Registrable Securities, and the holders of Registrable Securities do not request that their Registrable Securities be included in such Shelf Registration Statement, Holdings agrees that, at the request of the holders of a majority of the Registrable Securities, it will include in such Automatic Shelf Registration Statement such disclosures as may be required by Rule 430B in order to ensure that the holders of Registrable Securities may be added to such Shelf Registration Statement at a later time through the filing of a prospectus supplement rather than a post-effective amendment.

Section 5. Certain Obligations of Holders of Registrable Securities. Each holder of Registrable Securities that sells such securities pursuant to a registration under this Agreement agrees as follows:

5A. Such holder (if such holder is then an employee or independent contractor of Holdings or any of its Subsidiaries) shall cooperate with Holdings (as reasonably requested by Holdings) in connection with the preparation of the registration statement, and, for so long as Holdings is obligated to file and keep effective such registration statement, each holder of Registrable Securities that is participating in such registration shall provide to Holdings, in writing, for use in the applicable registration statement, all such information regarding such holder and its plan of distribution of such securities as may be reasonably necessary to enable Holdings to prepare the registration statement and prospectus covering such securities, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of Law in connection therewith.

5B. During such time as a holder of Registrable Securities may be engaged in a distribution of such securities, such holder shall distribute such securities under the registration statement solely in the manner described in the registration statement.

5C. Each Person that is participating in any registration under this Agreement, upon receipt of any notice from Holdings of the happening of any event of the kind described in Section 4A(vi), shall immediately discontinue the disposition of its securities of Holdings pursuant to the registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by Section 4A(vi). In the event Holdings has given any such notice, the applicable time period set forth in Section 4A(iii) during which a registration statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 5C to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4A(vi).

Section 6. Registration Expenses.

6A. All expenses incident to Holdings’ performance of or compliance with this Agreement, including all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky Laws, filing expenses, printing expenses, messenger and delivery expenses, fees and disbursements of custodians and fees and disbursements of counsel for Holdings and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by Holdings (all such expenses being herein called “Registration Expenses”), shall be borne by Holdings as provided in this Agreement, and Holdings also shall pay all of its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by Holdings are then listed. Notwithstanding anything to the contrary contained herein, each seller of securities pursuant to a registration under this Agreement shall bear and pay all underwriting discounts and commissions and any stock transfer taxes applicable to the securities sold for such seller’s account.

6B. In connection with each Demand Registration and each Piggyback Registration, Holdings shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Summit Investor Registrable Securities requesting inclusion in such registration (or, in the case of a Shelf Registration, each holder selling Registrable Securities under the Shelf Registration Statement) and for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering a legal opinion on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.

6C. To the extent any expenses relating to a registration hereunder are not required to be paid by Holdings, each holder of securities included (or requested to be included) in any registration hereunder shall pay those expenses allocable to the registration (or proposed registration) of such holder’s securities so included (or requested to be included), and any expenses not so allocable shall be borne by all sellers of securities requested to be included in such registration in proportion to the aggregate selling price of the securities to be so registered.

Section 7. Indemnification.

7A. Holdings agrees to indemnify, defend and hold harmless, to the fullest extent permitted by Law, each holder of Registrable Securities, its officers, directors, members, managers, partners, agents, affiliates and employees, each investment manager or investment adviser of such holder and each Person who controls such holder (within the meaning of the Securities Act or the Exchange Act) against all losses, claims, actions, damages, liabilities and expenses (including with respect to actions or proceedings, whether commenced or threatened, and including reasonable attorney fees and expenses) caused by, resulting from, arising out of, based upon or related to any of the following statements, omissions or violations by Holdings: (i) any untrue or alleged untrue statement of material fact contained in (A) any registration statement, prospectus, preliminary prospectus or Free-Writing Prospectus, or any amendment thereof or supplement thereto or (B) any application or other document or communication executed by or on behalf of Holdings or based upon written information furnished by or on behalf of Holdings filed in any jurisdiction in order to qualify any securities covered by such registration under the securities Laws thereof, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by Holdings of the Securities Act or any other similar federal or state securities Laws or any rule or regulation promulgated thereunder applicable to Holdings and relating to action or inaction required of Holdings in connection with any such registration, qualification or compliance, and to pay to or reimburse each holder of Registrable Securities, its officers, directors, members, managers, partners, agents, affiliates and employees, each investment manager or investment adviser of such holder and each Person who controls such holder (within the meaning of the Securities Act or the Exchange Act) for, as incurred, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, except insofar as the same are caused by or contained in any information furnished in writing to Holdings or any managing underwriter by such holder expressly for use therein. In connection with an underwritten offering, Holdings shall indemnify any underwriters or deemed underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act or the Exchange Act) at least to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities (or to such lesser extent that may be agreed to between the underwriters and Holdings).

7B. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to Holdings and the managing underwriter in writing such information and affidavits as Holdings or the managing underwriter reasonably requests with respect to such holder of Registrable Securities for use in connection with any such registration statement or prospectus, preliminary prospectus, or Free -Writing Prospectus, or any amendment or supplement thereto, and, to the extent permitted by Law, shall indemnify Holdings, its managers, directors and officers and each Person who controls Holdings (within the meaning of the Securities Act or the Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus, preliminary prospectus, Free-Writing Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder expressly for use therein; provided that, in the event that any such claim is resolved without an admission or a court of competent jurisdiction finding that any such allegations of untrue statements or alleged omissions of material fact were actually made or omitted by such indemnified party, such holders shall be reimbursed for any amounts previously paid hereunder with respect to such allegations; provided further that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

7C. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one (1) counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicting indemnified parties shall have a right to retain one (1) separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration by such conflicting indemnified parties, at the expense of the indemnifying party. No indemnifying party, in the defense of such claim or litigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or enter into any settlement that (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or (ii) includes a statement as to or an admission of fault, culpability or failure to act by or on behalf of such indemnified party.

7D. Each Party agrees that, if for any reason the indemnification provisions contemplated by Section 7A or Section 7B are unavailable to or insufficient to hold harmless an indemnified party in respect of or is otherwise unenforceable with respect to any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Parties agree that it would not be just and equitable if contribution pursuant to this Section 7D were determined by pro rata allocation (even if the holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 7D. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses incurred by such indemnified party in connection with investigating or, except as provided in Section 7C, defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The sellers’ obligations in this Section 7D to contribute shall be several in proportion to the amount of securities registered by them and not joint and several and shall be limited for each seller to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration.

7E. The indemnification and contribution provided for under this Agreement shall be in addition to any other rights to indemnification and contribution that any indemnified party may have pursuant to Law or contract and shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

Section 8. 2Participation in Underwritten Registrations. No Person may participate in any registration hereunder that is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including pursuant to any over-allotment or “green shoe” option requested by the underwriters, provided that no holder of Registrable Securities shall be required to sell more than the number of Registrable Securities such holder has requested to include) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to Holdings or the underwriters (other than representations and warranties regarding such holder, such holder’s title to the securities and such holder’s intended method of distribution) or to undertake any indemnification obligations to Holdings or the underwriters with respect thereto, except as otherwise specifically provided in Section 7, or to agree to any lock-up or holdback restrictions, except as otherwise specifically provided in Section 3A.

[2]	Note to Draft: Former Section 7F was duplicative of the last sentence of Section 7C.

Section 9. Other Agreements. In connection with Holdings’ Initial Public Offering, Holdings shall adopt public company documentation that is customary for a private equity-backed company, including a certificate of incorporation, bylaws, committee charters and code of conduct (with an insider trading policy), which shall be subject to the review and reasonable approval of the holders of a majority of the Summit Investor Registrable Securities. At all times after Holdings has filed a registration statement with the SEC pursuant to the requirements of either the Securities Act or the Exchange Act, Holdings shall use its reasonable best efforts to file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder and shall take such further action as the Summit Investors may reasonably request, all to the extent required to enable the Summit Investors and the Other Investors to sell securities pursuant to (i) Rule 144 or any similar rule or regulation hereafter adopted by the SEC or (ii) a registration statement on Form S-3 or any similar registration form hereafter adopted by the SEC. Upon reasonable request, Holdings shall deliver to the Summit Investors a written statement as to whether it has complied with such requirements. Holdings shall at all times after it has consummated an Initial Public Offering use its reasonable best efforts to cause the securities so registered to be listed on one or both of the New York Stock Exchange and/or the NASDAQ Stock Market.

Section 10. Subsidiary Public Offering. After an Initial Public Offering of the capital stock or other equity securities of one of its Subsidiaries, Holdings, at its election, may cause such Subsidiary to comply with this Agreement as if it were Holdings, in which case Holdings shall have the rights of the holders of Registrable Securities. If, after an Initial Public Offering of the capital stock or other equity securities of one of its Subsidiaries, Holdings distributes securities of such Subsidiary to its equity holders, then the rights of holders hereunder and the obligations of Holdings pursuant to this Agreement shall apply, mutatis mutandis, to such Subsidiary. In each case, Holdings shall cause such Subsidiary to comply with such Subsidiary’s obligations under this Agreement as if it were Holdings and upon request of the holders of a majority of the Summit Investor Registrable Securities shall deliver to the holders of Registrable Securities an instrument expressly assuming such obligations.

Section 11. Definitions.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated from time-to-time thereunder.

“FINRA” means the Financial Industry Regulatory Authority.

“Free-Writing Prospectus” means a free-writing prospectus, as defined in Rule 405.

“Holdings LLC Agreement” means the Limited Liability Company Agreement of Solo Stove Holdings, LLC, dated as of October 9, 2020, as may be amended or modified from time to time.

“Initial Public Offering” means the initial public offering of the equity securities of Holdings or any of its Subsidiaries (or, in each case, any corporate or other successor thereto) under the Securities Act in a firm commitment underwriting pursuant to an effective registration statement under the Securities Act filed with the SEC.

“Law” means any federal, state, local, municipal or foreign statute, law, ordinance, regulation, rule, code, order, principle of common law or judgment enacted, promulgated, issued, enforced or entered by any governmental entity, or other requirement (including pursuant to any settlement, consent decree or determination of or settlement under any arbitration) or rule of law.

“Other Registrable Securities” means (i) the Common Units held by any Other Investor, (ii) any other securities issued or issuable directly or indirectly with respect to the securities described in clause (i) of this definition by way of a dividend, distribution or equity split or in connection with an exchange or a combination of shares or equity interests, recapitalization, reclassification, merger, consolidation or other reorganization (including any common stock issued or issuable to the Other Investors in connection with the conversion of Holdings from a limited liability company to a corporation or any other reorganization of Holdings and its Subsidiaries in anticipation of a registered offering), and (iii) any other securities of Holdings held at any time by Persons holding securities described in clause (i) or (ii) of this definition, other than Incentive Units or other any management securities acquired as part of an Equity Agreement. As to any particular Other Registrable Securities, such securities shall cease to be Other Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 (or any similar rule then in force) or repurchased by Holdings or any Subsidiary. For purposes of this Agreement, a Person shall be deemed to be a holder of Other Registrable Securities and such Other Registrable Securities shall be deemed to be in existence whenever such Person has the right to acquire, directly or indirectly, such Other Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Other Registrable Securities hereunder.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Registrable Securities” means, collectively, Summit Investor Registrable Securities and Other Registrable Securities.

“Rule 144”, “Rule 158”, “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the SEC, as the same shall be amended from time to time, or any successor rule then in force.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated from time-to-time thereunder.

“Summit Investor Registrable Securities” means (i) the Common Units held by any Summit Investor, (ii) any other securities issued or issuable directly or indirectly with respect to the securities described in clause (i) of this definition by way of a dividend, distribution or equity split or in connection with an exchange or a combination of shares or equity interests, recapitalization, reclassification, merger, consolidation or other reorganization (including any common stock issued or issuable to the Summit Investors in connection with the conversion of Holdings from a limited liability company to a corporation or any other reorganization of Holdings and its Subsidiaries in anticipation of a registered offering), and (iii) any other securities of Holdings held at any time by Persons holding securities described in clause (i) or (ii) of this definition, other than Incentive Units or other any management securities acquired as part of an Equity Agreement. As to any particular Summit Investor Registrable Securities, such securities shall cease to be Summit Investor Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 (or any similar rule then in force) or repurchased by Holdings or any Subsidiary. As to any particular Summit Investor Registrable Securities held by any Summit Investor, such securities shall also cease to be Summit Investor Registrable Securities when they have been distributed by such Summit Investor following the consummation of Holdings’ Initial Public Offering to any of its direct or indirect partners or members or their affiliates. For purposes of this Agreement, a Person shall be deemed to be a holder of Summit Investor Registrable Securities and such Summit Investor Registrable Securities shall be deemed to be in existence whenever such Person has the right to acquire, directly or indirectly, such Summit Investor Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Summit Investor Registrable Securities hereunder.

“WKSI” means a well-known seasoned issuer, as defined under Rule 405.

Section 12. Miscellaneous.

12A. No Inconsistent Agreements. Holdings shall not hereafter enter into any agreement with respect to its securities that is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

12B. Adjustments Affecting Registrable Securities. Holdings shall not take any action, or permit any change to occur, with respect to its securities that would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or that would materially and adversely affect the marketability of such Registrable Securities in any such registration (including effecting an equity split or a combination of securities).

12C. Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by Law. The Parties agree and acknowledge that the Summit Investors and the Other Investors would be irreparably harmed by, and money damages would not be an adequate remedy for, any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any Party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

12D. Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended, or any provision of this Agreement may be waived, only upon the prior written consent of Holdings and the holders of a majority of the Summit Investor Registrable Securities; provided that (i) to the extent any such amendment or waiver would materially and adversely affect the holders of Other Registrable Securities in a manner differently than the holders of Summit Investor Registrable Securities, such amendment or waiver shall not be binding on the holders of Other Registrable Securities without the prior written consent of the holders of a majority of the Other Registrable Securities (but with it being understood that the addition of other Persons as parties hereto, including in the capacity as Other Investors, in no event shall require the consent of any holders of Other Registrable Securities), and (ii) to the extent any such amendment or waiver would materially and adversely affect the any holder or holders of Registrable Securities in a manner differently than the other holders of Registrable Securities, such amendment or waiver shall not be binding on such holder or holders of Registrable Securities without the prior written consent of such holder or holders of a majority of the Registrable Securities held by all such holders. No course of dealing between or among the Parties (including the failure of any Party to enforce any of the provisions of this Agreement) shall be deemed effective to modify, amend, waive or discharge any part of this Agreement or any rights or obligations of any Party under or by reason of this Agreement, and the failure of any Party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such Party thereafter to enforce each and every provision of this Agreement in accordance with its terms. The waiver by any Party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach.

12E. Successors and Assigns. This Agreement and all of the covenants and agreements contained herein and all of the rights, interests or obligations hereunder, other than by operation of law, by or on behalf of any of the Parties hereto, shall bind and inure to the benefit of the respective successors and assigns of the Parties hereto whether so expressed or not, except that neither this Agreement nor any of the covenants and agreements herein or rights, interests or obligations hereunder may be assigned or delegated by Holdings other than by operation of Law, without the prior written consent of the holders of a majority of the Summit Investor Registrable Securities (it being understood that this sentence shall not limit or otherwise modify the obligations of Holdings and its Subsidiaries under Section 10). Without limiting the foregoing, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Summit Investor Registrable Securities or Other Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Summit Investor Registrable Securities or Other Registrable Securities. Holdings (in its current form as a limited liability company) shall not convert or otherwise reorganize directly or indirectly into a corporation or another form of entity (including pursuant to Section 9.10 of the Holdings LLC Agreement) unless the successor entity (including a “Successor” as defined in the Holdings LLC Agreement) expressly assumes the obligations of Holdings pursuant to this Agreement. Holdings (including any such corporate successor) shall execute and deliver to each Investor and each holder of Registrable Securities an assumption in a form reasonably satisfactory to (i) the holders of a majority of the Summit Investor Registrable Securities then outstanding and (ii) the holders of a majority of the Other Registrable Securities then outstanding.

12F. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held to be prohibited by or illegal or unenforceable under applicable Law in any respect by a court of competent jurisdiction, such provision shall be ineffective only in such jurisdiction and to the extent of such prohibition, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement in such jurisdiction or any provisions of this Agreement in any other jurisdiction.

12G. Counterparts. This Agreement and any amendments hereto or thereto, to the extent signed and delivered in counterparts (any one of which need not contain the signatures of more than one Party, but all such counterparts together shall constitute one and the same Agreement) by means of a facsimile machine or electronic transmission in portable document format (pdf), shall be treated in all manner and respects as an original thereof and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. Minor variations in the form of the signature page, including footers from earlier versions of this Agreement or any such other document, shall be disregarded in determining the party’s intent or the effectiveness of such signature. At the request of any Party hereto, each other Party hereto or thereto shall re-execute original forms thereof and deliver them to all other Parties. No Party hereto shall raise the use of a facsimile machine or electronic transmission in pdf to deliver a signature or the fact that any signature or document was transmitted or communicated through the use of facsimile machine as a defense to the formation of a contract, and each such Party forever waives any such defense.

12H. Descriptive Headings; Interpretation. The headings and captions used in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the word “including” herein shall mean “including without limitation.” The use of the word “or” herein shall be inclusive. Any reference to the masculine, feminine or neuter gender shall be deemed to include any gender or all three as appropriate.

12I. Entire Agreement. This Agreement and the other agreements and instruments referred to herein contain the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersede any prior understandings, agreements and representations by or between the parties hereto (whether written or oral) which may have related to the subject matter hereof or thereof in any way.

12J. Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the schedules hereto shall be governed by, and construed in accordance with, the Laws of the State of Delaware without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware shall control the interpretation and construction of this Agreement, even if under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

12K. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given only (i) when delivered personally to the recipient, (ii) one (1) business day after being sent to the recipient by reputable overnight courier service (charges prepaid) provided that confirmation of delivery is received, (iii) upon machine-generated acknowledgment of receipt after transmittal by facsimile (provided that a confirmation copy is sent via reputable overnight courier service for delivery within two (2) business days thereafter), or (iv) five (5) business days after being mailed to the recipient by certified or registered mail (return receipt requested and postage prepaid). Such notices, demands and other communications shall be sent to the Summit Investors at the addresses set forth on the Schedule of Summit Investors, to the Other Investors at the addresses set forth on the Schedule of Other Investors and to Holdings at the address indicated below or to such other address or to the attention of such other Person as the recipient Party has specified by prior written notice to the sending Party.

Notices to Holdings:

Solo Stove Holdings, LLC

c/o Summit Partners, L.P.

222 Berkeley Street, 18th Floor

Boston, MA 02116

Attention: Matthew Hamilton

Email:

with a copy to:

Kirkland & Ellis LLP

200 Clarendon Street

Boston, MA 02116

Attention: Matthew D. Cohn, P.C.; Dave Gusella

Email:

12L. Rights Cumulative. The rights and remedies of each of the Parties under this Agreement shall be cumulative and not exclusive of any rights or remedies which a Party would otherwise have hereunder at law or in equity or by statute, and no failure or delay by any Party in exercising any right or remedy shall impair any such right or remedy or operate as a waiver of such right or remedy, and neither shall any single or partial exercise of any power or right preclude a Party’s other or further exercise thereof or the exercise of any other power or right.

12M. No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Agreement on the date first written above.

SUMMIT INVESTORS

SUMMIT PARTNERS GROWTH EQUITY
FUND X-A, L.P.

By: Summit Partners GE X, L.P.
Its: General Partner

By: Summit Partners GE X, LLC
Its: General Partner

By:	/s/ Matthew Hamilton
Name: Matthew Hamilton
Title: Authorized Signatory

SUMMIT PARTNERS GROWTH EQUITY
FUND X-B, L.P.

By: Summit Partners GE X, L.P.
Its: General Partner

By: Summit Partners GE X, LLC
Its: General Partner

By:	/s/ Matthew Hamilton
Name: Matthew Hamilton
Title: Authorized Signatory

SUMMIT PARTNERS GROWTH EQUITY
FUND X-C, L.P.

By: Summit Partners GE X, L.P.
Its: General Partner

By: Summit Partners GE X, LLC
Its: General Partner

By:	/s/ Matthew Hamilton
Name: Matthew Hamilton
Title: Authorized Signatory

Signature Page to Registration Agreement

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Registration Agreement as of the date first written above.

SUMMIT INVESTORS

SUMMIT INVESTORS X, LLC

By: Summit Investors Management, LLC
Its: Manager

By: Summit Master Company, LLC
Its: Managing Member

By:	/s/ Matthew Hamilton
Name: Matthew Hamilton
Title: Authorized Signatory

SUMMIT INVESTORS X (UK), LP

By: Summit Investors Management, LLC
Its: General Partner

By: Summit Master Company, LLC
Its: Managing Member

By:	/s/ Matthew Hamilton
Name: Matthew Hamilton
Title: Authorized Signatory

Signature Page to Registration Agreement

IN WITNESS WHEREOF, the Parties have executed or caused to be executed on their behalf this Registration Agreement as of the date first written above.

HOLDINGS:

SOLO STOVE HOLDINGS, LLC

By:	/s/ John Merris
John Merris, Chief Executive Officer

Signature Page to Registration Agreement

IN WITNESS WHEREOF, the Parties have executed or caused to be executed on their behalf this Registration Agreement as of the date first written above.

OTHER INVESTORS

NB CROSSROADS PRIVATE MARKETS
FUND V HOLDINGS LP, a Delaware limited partnership

By:	/s/ Paul Daggett
Name:	Paul Daggett
Title:	Authorized Signatory

NB CROSSROADS XXII-MC HOLDINGS LP, a Delaware limited partnership

By:	/s/ Paul Daggett
Name:	Paul Daggett
Title:	Authorized Signatory

NB SELECT OPPS II MHF LP, a Delaware limited partnership

By:	/s/ Paul Daggett
Name:	Paul Daggett
Title:	Authorized Signatory

NB GEMINI FUND LP, a Cayman Islands exempted limited partnership

By:	/s/ Paul Daggett
Name:	Paul Daggett
Title:	Authorized Signatory

Signature Page to Registration Agreement

IN WITNESS WHEREOF, the Parties have executed or caused to be executed on their behalf this Registration Agreement as of the date first written above.

OTHER INVESTORS

Jan Brothers Holdings, Inc., a Texas corporation

/s/ Spencer Jan
By: Spencer Jan
Its: President

Signature Page to Registration Agreement

IN WITNESS WHEREOF, the Parties have executed or caused to be executed on their behalf this Registration Agreement as of the date first written above.

OTHER INVESTORS

TRIVISTA INVESTMENT PARTNERS I, LLC,
an Ohio limited liability company

By:
Name: 10/9/2020

Signature Page to Registration Agreement

IN WITNESS WHEREOF, the Parties have executed or caused to be executed on their behalf this Registration Agreement as of the date first written above.

OTHER INVESTORS

Mickle Holdings LLC,
a Delaware limited liability company

By:	/s/ Clinton Mickle
Name: Clinton Mickle
Title: Member

Signature Page to Registration Agreement

IN WITNESS WHEREOF, the Parties have executed or caused to be executed on their behalf this Registration Agreement as of the date first written above.

OTHER INVESTORS

Shift4 Holdings LLC,
a Delaware limited liability company

By:	/s/ John Merris
Name: John Merris
Title: Member

Signature Page to Registration Agreement

IN WITNESS WHEREOF, the Parties have executed or caused to be executed on their behalf this Registration Agreement as of the date first written above.

OTHER INVESTORS

Joe Leon LLC,
a Delaware limited liability company

By:	/s/ Joseph Gonzales
Name: Joseph Gonzales
Title: Member

Signature Page to Registration Agreement

IN WITNESS WHEREOF, the Parties have executed or caused to be executed on their behalf this Registration Agreement as of the date first written above.

OTHER INVESTORS

BERTRAM GROWTH CAPITAL III, L.P.,
a Delaware limited partnership

By: Bertram Growth Capital III (GP), L.P.
Its: General Partner

By: Bertram Growth Capital III (GPLLC), L.L.C.
Its: General Partner

By:	/s/ Jeffrey M. Drazan
Name: Jeffrey M. Drazan
Title: Managing Director

BERTRAM GROWTH CAPITAL III-A, L.P.,
a Delaware limited partnership

By: Bertram Growth Capital III (GP), L.P.
Its: General Partner

By: Bertram Growth Capital III (GPLLC), L.L.C.
Its: General Partner

By:	/s/ Jeffrey M. Drazan
Name: Jeffrey M. Drazan
Title: Managing Director

BERTRAM GROWTH CAPITAL III ANNEX
FUND, L.P.,
a Delaware limited partnership

By: Bertram Growth Capital III Annex Fund (GP), L.P.
Its: General Partner

By: Bertram Growth Capital III (GPLLC), L.L.C.
Its: General Partner

By:	/s/ Jeffrey M. Drazan
Name: Jeffrey M. Drazan
Title: Managing Director

Signature Page to Registration Agreement

SCHEDULE OF SUMMIT INVESTORS

Summit Partners Growth Equity Fund X-A, L.P.

[Summit Partners Growth Equity Fund X-B, L.P.]

Summit Partners Growth Equity Fund X-C, L.P.

Summit Investors X, LLC

Summit Investors X (UK), LP

Notice Address for each Investor:

222 Berkeley Street, 18th Floor

Boston, MA 02116

Attention: Matthew Hamilton

Email:

With a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

200 Clarendon Street

Boston, MA 02116

Attention: Matthew D. Cohn, P.C.; Dave Gusella

Email:

SCHEDULE OF OTHER INVESTORS

[____]

[____]

Notice Address for each Other Investor:

[_____]

[_____]

Attention: [____]

Facsimile: [____]